Wage Subsidies	12 Months Ended
Dec. 31, 2022
Disclosure of Wage Subsidies [Abstract]
Wage Subsidies
NOTE 10.
WAGE SUBSIDIES
In response to the economic slowdown caused by
COVID-19,
governments enacted various employer assistance programs including the Government of Canada’s Canadian Emergency Wage Subsidy program. For the year ended December 31, 2021, Precision recognized $24 million of salary and wage subsidies. Wage subsidies were presented as reductions of operating and general and administrative expense of $21 million and $3 million, respectively. No wage subsidies were recognized for the year ended December 31, 2022.